As filed with the Securities and Exchange Commission on September 23, 2005
Registration No. 333-126738

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
FORM S-3
Registration Statement
Under
The Securities Act Of 1933

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)
     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

EXPLANATORY NOTE
     This Amendment No. 1 to Registration Statement on Form S-3 is filed for the sole purpose of indicating the principal financial and accounting officer on the Signature Page.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Dallas, State of Texas on September 22, 2005.

SOUTHWEST AIRLINES CO.
By	/s/ Laura Wright
Laura Wright
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on September 22, 2005.

Signature	Capacity

*** Herbert D. Kelleher	Chairman of the Board of Directors
*** Gary C. Kelly	Chief Executive Officer and Director
*** Colleen C. Barrett	President and Director
/s/ Laura Wright Laura Wright	Senior Vice President and Chief Financial Officer (principal financial and accounting officer)
*** C. Webb Crockett	Director
*** William H. Cunningham, Ph.D.	Director
*** William P. Hobby	Director
*** Travis C. Johnson	Director
*** R. W. King	Director

*** June M. Morris	Director
*** John T. Montford	Director
*** Louis Caldera	Director
*** Nancy Loeffler	Director
***

By	/s/ Deborah Ackerman
Deborah Ackerman
Attorney-in-fact